EXHIBIT

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
            INITIAL REPORTING REQUIREMENTS FOR ALL CHAPTER 11 DEBTORS
          (file with U.S. Trustee within 20 days after petition filing)

Debtor Name:       SA Telecommunications, Inc., et al

Case Number:       97-2395 (PJW) through 97-2401 (PJW) - Jointly Administered

Debtors are required to submit copies of items 1-6 only if they were prepared previously.

= = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =
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

Explanation                                                          Document         Previously         Explanation
Required Documents                                                   Attached          Submitted           Attached
1.       Most recently prepared annual financial statements            (x)                ( )                ( )
         (balance sheet and statement of income).

2.       Most recently prepared (other than annual) balance            (x)                ( )                ( )
         sheet.

3.       Most recently prepared (other than annual) statement          (x)                ( )                ( )
         of income.

4.       Most recently filed State and Federal Payroll Tax             (x)                ( )                ( )
         return.

5.       Most recently filed Federal and State Income Tax              (x)                ( )                ( )
         returns.

6.       Most recently filed State sales tax return.                   (x)                ( )                ( )

7.       Proof of establishment of Debtor-in-Possession bank           (x)                ( )                ( )
         accounts (submit voided checks).

8.       Proof of insurance (submit declaration pages).                (x)                ( )                ( )

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The undersigned individual certifies under penalty of perjury (28 U.S.C. Section
1746) that to the best of the individual's knowledge, the documents appended are the most recently prepared and/or available.

By:  /s/ Albert B. Gordon, Jr.              Dated:  January 20, 1998
   -----------------------------------

        Interim CEO
   -----------------------------------
Title of Debtor Representative


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
In re: SA Telecommunications, Inc., AddTel Communications, Inc., Long Distance Network, Inc.         Case Nos. 97-2395 through
North American Telecommunications Corporation, Uniquest Communications, Inc.,                        97-2401 (PJW)
U.S. Communications, Inc. and Southwest Long Distance Network, Inc.                                  (Jointly Administered)
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                       SA TELECOMMUNICATIONS, INC., ET AL
                         INITIAL REPORTING REQUIREMENTS

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                      ITEM #2 - NOVEMBER 1997 BALANCE SHEET


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


In Re:  SA Telecommunications, Inc.                         Accrual Basis - 2
Case Nos. 97-2395 (PJW) through 97-2401 (PJW)

                            COMPARATIVE BALANCE SHEET
                                                                4th Quarter

ASSETS                                                      Month         Month
                                                        As of 11/30/97
1        Cash                                              $   121,406
2        Accounts Receivable (Net)                           4,276,832
3        Inventory                                             136,875
4        Notes Receivable
5        Prepaid Expenses                                      316,484
6        Other (Attach List)                                   317,184
7        Total Current Assets                                5,168,781        0
8        Property, Plant & Equipment                        14,642,389
9        Less: Accumulated Depreciation/Depletion            2,901,818
10       Net Property, Plant & Equipment                    11,740,571        0
11       Due From Affiliates & Insiders
12       Intangibles (Attach List)                          25,218,756
12a      Debt Issuance Cost                                  2,212,362
13       Other (Attach List)                                   263,125
14       Total Assets                                      $44,603,595        0
POSTPETITION LIABILITIES
15       Accounts Payable                                       18,370
15a      Accrued Telecommunications Cost                       667,878
16       Taxes Payable                                         105,813
16a      Accrued Taxes Payable
17       Notes Payable                                               -
18       Professional Fees
19       Secured Debt                                                -
20       Due To Affiliates & Insiders
21       Other (Attach List)                                   152,620
22       Total Postpetition Liabilities                        944,681        0
PREPETITION LIABILITIES
23       Secured Debt                                        8,227,915
24       Priority Debt (Attach List)                           624,551
24a      Redeemable Preferred Stock                          1,401,940
25       Unsecured Debt                                     45,481,335
26       Other (Attach List)
27       Total Prepetition Liabilities                      55,735,741        0
28       Total Liabilities                                  56,680,422        0
EQUITY
29       Owner's Prepetition Equity                        (11,788,256)
30       Postpetition Cumulative Profit or (Loss)             (288,571)
31       Total Equity (Deficit)                            (12,076,827)       0
32       Total Liabilities & Owner's Equity                $44,603,595        0




In re: SA Telecommunications, Inc., AddTel Communications, Inc., Long Distance Network, Inc.           Case Nos. 97-2395 through
North American Telecommunications Corporation, Uniquest Communications, Inc.,                          97-2401 (PJW)
U.S. Communications, Inc. and Southwest Long Distance Network, Inc.                                    (Jointly Administered)




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                       SA TELECOMMUNICATIONS, INC., ET AL
                         INITIAL REPORTING REQUIREMENTS

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                      ITEM #3 - NOVEMBER 1997 INCOME SHEET


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





SA TELECOMMUNICATIONS, INC.
         PROFIT AND LOSS

                     PRELIMINARY                               PRE                  POST                TOTAL
                                                               NOV                  NOV                  NOV
                                                               ALL                  ALL                  ALL
                                                       -------------------- --------------------- -------------------
REVENUE:
Telephone Charges                                             1,461,250              921,572            2,382,822
Service Fees                                                     27,737               10,999               38,736
Equipment Sales/Rentals                                           1,629                2,123                3,752
Late Charges                                                      4,382               13,901               18,283
Adjustments                                                     (53,921)              (3,831)             (57,752)
                                                       -------------------- --------------------- -------------------

         TOTAL REVENUE                                        1,441,076              944,764            2,385,840

COST OF REVENUE:
Line Costs                                                    1,057,223              667,878            1,725,101
Commissions                                                      52,775               28,372               81,147
PIC Charges & Teleconferencing                                    3,464                    -                3,464
Billing, Collection Fees & Other                                115,134                4,833              119,967
                                                       -------------------- --------------------- -------------------

         TOTAL COST OF REVENUE                                1,228,596              701,083            1,929,679

         GROSS PROFIT                                           212,480              243,680              456,161
                                                                  14.7%                25.8%                19.1%
G & A EXPENSES:
Advertising - Employee                                              506                    -                  506
Advertising - Promotional                                         9,305                  268                9,573
Charitable Contributions                                              -                    -                    -
Courtesy Expense                                                    150                    -                  150
Bad Debt Expense                                                 70,343               40,726              111,069
Building Rent                                                    27,069               10,188               37,257
Computer Expense                                                  9,826                  835               10,661
Contract Labor                                                   15,092                1,092               16,184
Dues & Subscriptions                                               (344)                   -                 (344)
Equipment Rental                                                  2,980                  215                3,196
Fees - Collections                                                2,098                    -                2,098
Licenses, Permits & Fees                                             86                    -                   86
Bank Charges                                                      1,942                2,749                4,691
Insurance - Auto                                                    478                    -                  478
Insurance - Liability                                             9,616                    -                9,616
Insurance - Employee Life                                           134                  333                  467
Office Equipment                                                     40                    -                   40
Office Supplies                                                   2,321                   21                2,343
Other Expense                                                       459                  104                  563
Penalties                                                             -                    -                    -
Postage & Freight                                                 8,501                    0                8,502
Printing Supplies - Billing                                         364                    -                  364
Professional Services                                            65,513                1,553               67,066
Professional Consultants                                         25,148                  315               25,462
Public Reporting & Transfer Agent                                 3,437                    -                3,437
Property Tax Expense                                              3,800                2,200                6,000
Repairs & Maintenance - Buildings                                 2,336                    -                2,336
Repairs & Maintenance - Office Equip                              7,887                    -                7,887
Expendable Tools                                                    269                    -                  269
Repairs & Maintenance - Office Equip                              2,591                  162                2,752
Salaries                                                        177,253              277,531              454,784
Severance (Including P/R Tax)                                         -                    -                    -
FICA Expense                                                     13,724               15,412               29,136
SUI Expense                                                       2,178                  316                2,494
FUI Expense                                                         260                   48                  308
Workers Compensation                                              2,003                1,576                3,579
Employee Group Health Insurance                                  20,932               14,712               35,644
Pension/401K Expense                                              1,431                    -                1,431
Telephone Expense                                                29,428                3,818               33,246
Mobile Communications                                               715                    -                  715
Training & Seminars                                               2,301                    -                2,301
Travel                                                           14,497                1,130               15,627
Meals & Entertainment                                               287                    -                  287
Utilities                                                         3,970                    -                3,970
Capitalized Expense                                                   -                    -                    -
                                                       -------------------- --------------------- -------------------

         TOTAL G&A EXPENSE                                      540,926              375,303              916,229

         OPERATING INCOME (LOSS)                               (328,446)            (131,622)            (460,068)

OTHER INCOME (EXPENSE):
Gain/(Loss) Sale of Assets                                            -                    -                    -
NATC Unusual Item and Other Reclass                                   -                    -                    -
ADDTEL Integration Expense                                            -                    -                    -
Interest Income                                                     333                  246                  579
Other Income/(Expense)                                          (10,332)              (5,447)             (15,779)
Depreciation & Amortization                                    (250,019)            (144,748)            (394,767)
Interest Expense                                               (216,857)              (6,999)            (223,856)
Income/Franchise Tax Expense                                           -                    -                    -
Reorganization Costs                                           (275,600)                    -            (275,600)
                                                       -------------------- --------------------- -------------------

         NET INCOME (LOSS)                                   (1,080,922)            (288,571)          (1,369,492)
                                                       ==================== ===================== ===================
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